UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 23, 2002

                            HEALTH EXPRESS USA, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    000-27569

                                   File Number

                            FLORIDA             65-0574760
                            -------             ----------
                  (State or other jurisdiction (I.R.S. Employer
              of incorporation or organization) Identification No.)

                       1761 W. Hillsboro Blvd., Suite 203
                         Deerfield Beach, Florida 33442
                    ---------------------------------- -----
               (Address of principal executive offices) (Zip Code)

                  Registrant's telephone number (954) 570-5900
                                                 --------------





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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

         On September 23, 2002, the Company sold certain of its assets to Richard A. Weitz ("Weitz") and his assignee, Roll-A-Round Real Roast Beef, Inc., a closely-held Florida corporation ("Roll-A-Round"). The assets purchased by Weitz included equipment and supplies which the Company used at its restaurant operation located 1538-A East Commercial Blvd., Fort Lauderdale Florida. The purchase price was $120,000 cash paid by Weitz at closing, less credits for repairs, taxes, broker commissions, attorney's fees and costs, and an escrow of $12,500 of the purchase price for any outstanding sales taxes or other liabilities for the 90 days following the closing of the transaction. The balance of the escrow funds, if any, will be paid to the Company upon termination of the escrow period. The purchase price was determined through arms'-length negotiation between the Company and Weitz.

         There was no relationship, material or otherwise, between the Company or any of its affiliates, officers or directors, or any associate of any such directors or officers and Weitz or Roll-A-Round.

         The lease between the Company and the landlord which expires on January 31, 2004 was assigned to Roll-A-Round and the Company agreed to remain as a personal guarantor on the lease until January 31, 2004.

ITEM 5.   OTHER EVENTS

         On August 23, 2002, the Company terminated Russ Lo Bello as its President during the 120 day probationary period set by the Board of Directors. The Board determined that Mr. Lo Bello's experience did not meet the Company's needs. The Company has no current plans to hire a new person to fill the position of President. Instead, Douglas Baker, the Company's Chief Executive Officer and a director, will also serve as President for the foreseeable future.

         On September 4, 2002, Bruno Sartori, the Company's Chief Financial Officer, confirmed to the Board of Directors that as a result of the expiration of his employment agreement on August 31, 2002, he would no longer be Chief Financial Officer of the Company effective September 1, 2002. The Company is currently seeking a new Chief Financial Officer and expects to fill the position in the fourth quarter of the current fiscal year.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

99.1     Pro Forma Financial Information per Regulation S-X Rule 11-01(a)(4)

99.2     Standard Asset Purchase Contract and Receipt dated July 19, 2002

99.3 Fourth Addendum to Standard Asset Purchase Contract and Receipt dated September 23, 2002

99.4 Addendum to Fourth Addendum to Standard Asset Purchase Contract and Receipt dated September 23, 2002

99.5 Agreement between Health Express USA, Inc. and Roll-A-Round Real Roast Beef, Inc. dated September 23, 2002

99.6     Lease Amendment and Assignment Agreement dated September 18, 2002

99.7     Addendum to Lease Amendment and Assignment Agreement dated September
         23, 2002

99.8     Escrow Agreement dated September 23, 2002

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                                   SIGNATURES

         In accordance with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Health Express USA, Inc.
                                ------------------------
                                (Registrant)



Dated: October 8, 2002.         By:/s/ Douglas Baker
                                   ---------------------------------------------
                                      Douglas Baker, Chief Executive Officer

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                                  EXHIBIT INDEX

99.1     Pro Forma Financial Information per Regulation S-X Rule 11-01(a)(4)

99.2     Standard Asset Purchase Contract and Receipt dated July 19, 2002

99.3 Fourth Addendum to Standard Asset Purchase Contract and Receipt dated September 23, 2002

99.4 Addendum to Fourth Addendum to Standard Asset Purchase Contract and Receipt dated September 23, 2002

99.5 Agreement between Health Express USA, Inc. and Roll-A-Round Real Roast Beef, Inc. dated September 23, 2002

99.6     Lease Amendment and Assignment Agreement dated September 18, 2002

99.7     Addendum to Lease Amendment and Assignment Agreement dated September
         23, 2002

99.8     Escrow Agreement dated September 23, 2002